UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: November 2, 2009


                         Concrete Leveling Systems, Inc.
             (Exact name of registrant as specified in its charter)

         Nevada                    000-1414382                   28-0851977
(State of incorporation            (Commission                (I.R.S. Employer
    or organization)                 File No.)               Identification No.)

    5046 East Boulevard, Northwest
             Canton, Ohio                                          44718
(Address of principal executive offices)                         (Zip Code)

                                 (330) 966-8120
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[  ] Written communications pursuant to Rule 425 under the Securities Act

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the
     Exchange Act

ITEM 5.02 DEPARTURE OF DIRECTORS OF PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On November 2, 2009, the Board of Directors, pursuant to the Company's Bylaws, expanded the Board of Directors from one member to two members. After increasing the size of the Board of Directors, the Board voted to elect Mr. Eugene H. Swearengin to serve as a Director of the Company until the next annual meeting. Mr. Swearengin currently owns 25,000 shares of the Company's $0.001 common stock.

It is the Board of Director's intent that Mr. Swearengin shall also become involved in day-to-day operations of the business. For this reason, Mrs. Suzanne
I. Barth, a Director of the Company and the Company's principal executive officer, Secretary and Treasurer, has resigned her position as Secretary of the Company, effective immediately. The Board of Directors has elected Mr. Eugene H. Swearengin to serve as the Company's Secretary, in place of Mrs. Barth, until the next annual meeting of Directors.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2009
                                  Concrete Leveling Systems, Inc.


                                  By: /s/ Suzanne I. Barth
                                      ------------------------------------------
                                      Suzanne I. Barth, Chief Executive Officer,
                                      President


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